Exhibit 31.2

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Sanjay Subramanian, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Inozyme Pharma, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 31, 2022	By:	/s/ Sanjay Subramanian
Sanjay Subramanian
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)